SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 18, 2007
 Date of Report (date of earliest event reported):

BETTER BIODIESEL, INC.
 (Exact name of registrant as specified in its charter)

Colorado	333-67174	84-1153946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

601 Union Street, Suite 4500
Seattle, WA 98121
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 838-9715

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 19, 2008, Better Biodiesel, Inc. (“Better Biodiesel” of the “Company”) entered into eight individual consulting agreements for professional services with the following individuals and on the following terms:

Cambridge Partners, LLC (“Cambridge”)– In exchange for strategic management services to effect the implementation of the Company’s business plan, the Company agreed to issue to Cambridge 2,000,000 shares of common stock of the Company.  The term of agreement is 12 months.

Joseph Martin, LLC (“Joseph Martin”)– In exchange for strategic management services to effect the implementation of the Company’s business plan, the Company agreed to issue to Joseph Martin 2,000,000 shares of common stock of the Company.  The term of agreement is 12 months.

Shropshire Capital Holdings, LLC(“Shropshire”)– In exchange for strategic management services to effect the implementation of the Company’s business plan, the Company agreed to issue to Shropshire 2,000,000 shares of common stock of the Company.  The term of agreement is 12 months.

18KT.TV, LLC(“18KT”)– In exchange for the creation of an investment profile for the Company and to provide investor relation services for a term of 12 months, the Company agreed to issue to 18KT, 100,000 shares of common stock of the Company and 300,000 10-year warrants with an exercise price of $1.00 per share.

Barry Davis(“Davis”)– In exchange for strategic marketing services the Company agreed to issue to Davis 1,200,000 shares of common stock of the Company.  The term of agreement is 12 months.

144Media, LLC (“144Media”)– In exchange for media and communication services, the Company agreed to issue to 144Media 4,000,000 shares of common stock of the Company.  The term of agreement is for not less than 12 months.

Capital Group Communications (“CGC”)– In exchange for investor and market communication services, the Company agreed to issue to CGC 3,000,000 shares of common stock of the Company.  The term of agreement is for 12 months.

Focus Earth, Inc. (“FE”) - In exchange for green energy focused investor and market communication services, the Company agreed to issue to FE 3,000,000 shares of common stock of the Company.  The term of agreement is for 12 months.

Section 3 – Securities and Trading Markets

    Item 3.02  Unregistered Sales of Equity Securities

    In connection with the eight consulting agreements detailed in Item 1.01, the Company agreed to the issuance of a total of 18,200,000 shares of common stock and 300,000 warrants for the purchase of common stock of the Company under Section 4(2) of the Securities Act of 1933.

Section 5 – Corporate Governance and Management Registrant’s Business and Operations

    Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    On January 19, 2008, the Board of Directors (the “Board”) of the Company accepted the resignations of Gary Crook as Chief Financial Officer of the Company.  Mr. Crook had served as Chief Financial Officer since his appointment on January 26, 2007.  Mr. Crook’s resignation reflects the Company’s decision to shift to a vertically integrated business strategy in pursuit of additional revenue opportunities with the biofuels industry, and does not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, or regarding the general direction of the Company.

    To the extent that any information called for in Item 404(a) of Regulation S-B is required pursuant to this appointment, such information is currently unavailable and will be provided in an amendment to this Form 8-K within four days from when this information becomes available.

    On January 21, 2008 the Board of Directors of the Company appointed Allen Perron as its Chief Financial Officer.  Pursuant to the terms of the employment agreement as approved by the Company’s Board of Directors, Mr. Perron shall receive compensation of $150.00 per hour plus 3-year warrants representing 1% of the issued and outstanding shares of the company as of January 17, 2008 with an exercise price equal to the average of the closing bid and ask price as quoted on the Over the Counter Bulleting Board as of that day.  The warrants will vest at 10% upon commencement of employment; 10% immediately subsequent to meeting certain defined SEC filings, and; 10% for any payment for services not made within 45 days of employee’s bill date.   The remaining unvested warrants will vest one year from the date of commencement of employment.  The warrants may be exercised on a cash or cashless basis.

    As CFO, Mr. Perron shall serve as such until the earlier of (i) his resignation upon 30 days notice, (ii) his termination by the Company upon 30 days notice or (iii) his death or disability.

    Mr. Perron is an independent Business Consultant. He has over thirty-six years experience as an Accounting and Finance Professional.  He successfully managed services to clients including eleven years as a CPA / audit manager performing financial auditing with Coopers & Lybrand, including preparation of financial statements, and preparation and review of SEC filings. For twelve years he served as Vice President of Finance and /or President and/or Director for all of the non-regulated subsidiaries of Puget Power, the predecessor of Puget Sound Energy.  He has been an independent Business Consultant for the past eleven years including more than two years performing evaluation of accounting and control systems for compliance with the Sarbanes-Oxley Act. Other experience includes creation of business plans, budgeting, financial forecasting, selection of accounting systems, and planning, structuring and due diligence procedures in connection with mergers and acquisition.  He has also managed start-up situations and served as a consultant with responsibility for SEC filings for small business enterprises.

    To the extent that any information called for in Item 404(a) of Regulation S-B is unavailable, the Company will provide such information in an amendment to this Form 8-K within four (4) days from when this information becomes available.

Section 9 - Financial Statements and Exhibits

    Item 9.01 Financial Statements and Exhibits

(d)                    Exhibits.

(See Exhibit Index)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 22, 2008

BETTER BIODIESEL, INC.

By:	/s/ Allen Perron
Allen Perron Chief Financial Officer

EXHIBIT INDEX

Exhibit                 Description
Number

10.8                      Consulting Services Agreement with Cambridge Partners, LLC, dated January 18, 2008

10.9                      Consulting Services Agreement with Joseph Martin, LLC, dated January 18, 2008

10.10            Consulting Services Agreement with Shropshire Capital Holdings, LLC, dated January 17, 2008

10.11                    Consulting Services Agreement with 18KT.TV, LLC, dated January 18, 2008

10.12                    Consulting Services Agreement with Barry Davis, dated January 18, 2008

10.13                    Consulting Services Agreement with 144Media, LLC, dated January 18, 2008

10.14            Consulting Services Agreement with Capital Group Communications, Inc., dated January 18, 2008

10.15                    Consulting Services Agreement with Focus Earth, Inc., dated January 18, 2008

10.16                    Employment Agreement with Allen Perron, dated January 18, 2007